February 27, 2007

DREYUS HIGH YIELD MUNICIPAL BOND FUND

Supplement to Prospectus dated January 1, 2007 As revised, February 27, 2007

The following information supplements and supersedes any contrary information in the fund's prospectus.

Fund shares purchased on or after March 1, 2007, will be subject to a redemption fee of 2% on shares held for less than 60 days.

The redemption fee generally is collected by deduction from the redemption proceeds, but may be imposed by billing you if the fee is not imposed as part of the redemption transaction.

The fund may postpone the effective date of the assessment of the redemption fee on the underlying shareholder accounts within an omnibus account if an intermediary is unable to collect the fund's redemption fee.

The fund may impose the redemption fee at the plan level for employee benefit plans that hold shares on behalf of a limited number of employees. Plan sponsors of such benefit plans that opt to impose redemption fees at the employee account level, rather than the plan level, must enter into agreements with Dreyfus that obligate the sponsor to collect and remit redemption fees at the employee level and to provide to the fund, at its request, shareholder identity and transaction information.

The fund reserves the right to exempt additional transactions from the redemption fee.